Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Elephant Talk Communications, Inc. (the “Company”) for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Executive Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 14, 2008	/s/ Steven van der Velden
Steven van der Velden
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Elephant Talk Communications, Inc. and will be retained by Elephant Talk Communications, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

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